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                                    SALOMON BROTHERS
                                    VARIABLE INVESTORS FUND

                 7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048
                                  888-777-0102

SALOMON BROTHERS VARIABLE INVESTORS FUND (THE 'INVESTORS FUND' OR THE 'FUND') IS A DIVERSIFIED PORTFOLIO OF SALOMON BROTHERS VARIABLE SERIES FUNDS INC ('VARIABLE SERIES FUNDS'), AN OPEN-END MANAGEMENT INVESTMENT COMPANY. THE FUND'S PRIMARY INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL. CURRENT INCOME IS A SECONDARY OBJECTIVE. THE FUND SEEKS TO ACHIEVE ITS OBJECTIVES PRIMARILY THROUGH INVESTMENTS IN STOCKS OF WELL-KNOWN COMPANIES. THIS PROSPECTUS CONTAINS INFORMATION RELATING ONLY TO THE INVESTORS FUND WHICH IS OFFERED EXCLUSIVELY AS A FUNDING VEHICLE FOR VARIABLE ANNUITY ('VA') CONTRACTS AND VARIABLE LIFE INSURANCE ('VLI') POLICIES OFFERED THROUGH SEPARATE ACCOUNTS OF VARIOUS LIFE INSURANCE COMPANIES ('PARTICIPATING INSURANCE COMPANIES') AND FOR QUALIFIED PENSION AND RETIREMENT PLANS. EACH INVESTOR SHOULD REFER TO THE PROSPECTUS FOR HIS OR HER CONTRACT OR POLICY OR HIS OR HER PLAN DOCUMENTS FOR ADDITIONAL INFORMATION RELATING TO SUCH CONTRACT, POLICY OR PLAN.

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THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVES
AND THE FUND MAY EMPLOY CERTAIN INVESTMENT PRACTICES WHICH INVOLVE SPECIAL RISK CONSIDERATIONS. SEE 'ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS.'

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund and should be read and retained for future reference. A Statement of Additional Information dated January 2, 1998, containing additional information about the Fund (the 'Statement of Additional Information') has been filed with the Securities and Exchange Commission (the 'SEC') and is incorporated herein by reference. It is available without charge and can be obtained by writing to the Fund at the address, or by calling the toll-free telephone number, listed above. THE SEC MAINTAINS A WEB SITE AT HTTP://WWW.SEC.GOV THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING THE VARIABLE SERIES FUNDS.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          SALOMON BROTHERS ASSET MANAGEMENT INC -- INVESTMENT MANAGER
                      SALOMON BROTHERS INC -- DISTRIBUTOR
                                 MARCH 23, 1998

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                                    TABLE OF CONTENTS

                               Summary                                         3
                               Expense Information                             4
                               Investment Objectives and Policies              5
                               Additional Investment Activities and Risk
                               Factors                                         7
                               Investment Limitations                         13
                               Management                                     14
                               Determination of Net Asset Value               16
                               Participating Insurance Companies and Plans    17
                               Purchase of Shares                             17
                               Redemption of Shares                           18
                               Performance Information                        19
                               Dividends and Distributions                    20
                               Taxation                                       21
                               Account Services                               22
                               Capital Stock                                  22
                               Appendix A                                    A-1

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                                    SUMMARY

THE FUND

The Investors Fund is a diversified investment portfolio of the Variable Series Funds, an open-end investment company incorporated in Maryland on October 1, 1997. Shares of the Fund are sold only to: (i) separate accounts of Participating Insurance Companies to fund the benefits for VA contracts and VLI policies; and (ii) Qualified Pension and Retirement Plans ('Plans). Accordingly, all references to 'shareholders' in this Prospectus refer to such Participating Insurance Companies and Plans and not to individual contract or policy holders or plan participants. See 'Participating Insurance Companies and Plans.'

OBJECTIVES AND POLICIES

The Investors Fund's primary objective is long-term growth of capital. Current income is a secondary objective. The Fund seeks to achieve its objectives primarily through investments in common stocks of well-known companies.

There can be no assurance that the Investors Fund will achieve its investment objectives. See 'Investment Objectives and Policies.'

INVESTMENT MANAGER

Salomon Brothers Asset Management Inc ('SBAM') is the Fund's investment manager. SBAM also serves as investment manager to other investment companies and numerous individuals and institutions. See 'Management.'

RISK FACTORS

Prospective investors should consider certain risks associated with an investment in the Investors Fund. The Investors Fund may use various investment practices that involve special considerations, including investing in high yield and/or illiquid securities, foreign securities (including emerging markets securities), warrants, entering into repurchase agreements, entering into securities transactions on a firm commitment or when issued basis, lending portfolio securities and high portfolio turnover rates. The Investors Fund may engage in derivatives which involve special risks. See 'Investment Objectives and Policies' and 'Additional Investment Activities and Risk Factors.'

PURCHASE OF SHARES

Shares of the Investors Fund may be purchased at their next determined net asset value by Participating Insurance Companies and Plans. Individuals may not place orders directly with the Fund. See 'Purchase of Shares.'

REDEMPTION OF SHARES

The Investors Fund redeems shares at the applicable next determined net asset value. The value of shares at the time of redemption may be more or less than the shareholder's cost. See 'Redemption of Shares.'

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the net investment income of the Investors Fund will be declared as an annual dividend, and shareholders will receive such dividends annually. The Investors Fund will pay net realized long-term capital gains annually. See 'Dividends and Distributions.' Dividends and distributions are reinvested in additional shares of the Investors Fund unless a shareholder requests otherwise. See 'Dividends and Distributions' and 'Taxation.'

The information in this Summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

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                                    Expense Information

ANNUAL FUND OPERATING EXPENSES

Information in the table below is given as a percentage of average daily net assets.

FUND
----------------------------------------------------------------------------------------------------------
Investors
    Management Fees...........................................................................   0.70
    Other Expenses (after reimbursement)*,'D'.................................................   0.30
                                                                                                 ----
    Total Fund Operating expenses (after reimbursement)*......................................   1.00%

------------
 * Reflects the voluntary agreement by SBAM to impose an expense cap for the fiscal year ending December 31, 1998 on the total operating expenses of the Investors Fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses) at the amounts shown in the table through the reimbursement of expenses. Absent such agreement, the ratio of other expenses and total operating expenses to the average daily net assets would be 1.91% and 2.61%.

 'D' As of the date of this Prospectus, the Investors Fund had only recently commenced investment operations. The amounts set forth for 'Other Expenses' are therefore based on estimates for the current fiscal year and will include fees for shareholder services, administrative fees, custodial fees, legal and accounting fees, printing costs and registration fees.

Example:

The following table demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Investors Fund. The example assumes payment by the Investors Fund of operating expenses at the levels set forth in the table above and are also based upon the following assumptions:

An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

FUND                                                                               1 YEAR        3 YEARS
--------------------------------------------------------------------------------------------------------
Investors.......................................................................    $ 10           $32

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES FOR THE FUND MAY BE HIGHER OR LOWER THAN THE AMOUNTS SHOWN IN THE FEE TABLES. Moreover, while the example assumes a 5% annual return, the Fund's performance will vary and may result in a return greater or less than 5%.

The information in the foregoing summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

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                               INVESTMENT OBJECTIVES
                               AND POLICIES

The investment objectives of the Investors Fund are deemed to be fundamental policies and may not be changed without the affirmative vote of the holders of a majority of its outstanding shares, as defined in the Investment Company Act of 1940, as amended (the '1940 Act.') There can be no assurance that the Fund will achieve its investment objectives.

The primary investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective. The Fund seeks to achieve its objectives primarily through investments in common stocks of well-known companies.

The Fund's policy is to retain flexibility in the management of its portfolio, without restrictions as to the proportion of assets which may be invested in any class of securities. It is anticipated that the Fund's portfolio will generally consist of common and preferred stocks. The Fund may purchase securities of companies located in foreign countries which SBAM deems consistent with the investment objectives and policies of the Fund, but not if upon such purchase more than 20% of the Fund's net assets would be so invested. For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.'

Under normal conditions, the selection of common stock or securities convertible into common stock, such as convertible preferred stock or convertible debentures, with growth possibilities will be favored. Income-producing securities are a secondary consideration in portfolio selection. To meet operating expenses and to meet anticipated redemption requests, the Investors Fund generally holds a portion of its assets in short-term fixed-income securities (governmental obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker/dealers. When management deems it appropriate, consistent with the Fund's secondary objective of current income, or during temporary defensive periods due to economic or market conditions, the Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents.

The investment grade corporate debt securities and the investment grade foreign debt securities to be purchased by the Fund are debt securities rated within the four highest bond ratings of either Moody's Investors Service ('Moody's') or Standard & Poor's Ratings Group ('S&P'), or, if unrated, deemed by SBAM to be of equivalent quality. While debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. See Appendix A to this Prospectus for a description of these ratings.

Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as

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                          SALOMON BROTHERS VARIABLE SERIES

in the case of purchases of bonds traded at a substantial discount, or when interest rates are expected to decline.

The Investors Fund from time to time may invest up to 5% of its net assets in non-convertible debt securities rated below investment grade by S&P and Moody's with no minimum rating required or comparable unrated securities. There is no limit on the amount of the Fund's assets that can be invested in convertible securities rated below investment grade. For additional information on these high yield debt securities, which involve a high degree of risk, see 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

The Investors Fund maintains a carefully selected portfolio of securities diversified among industries and companies. The Fund may invest up to 25% of its net assets in any one industry. The Fund generally purchases marketable securities, primarily those traded on the New York Stock Exchange ('NYSE') or other national securities exchanges, but also issues traded in the over-the-counter market. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. As more fully described in the Statement of Additional Information, the Fund may purchase certain restricted securities ('Rule 144A Securities') for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 (the '1933 Act'). The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

From time to time, the Investors Fund may lend portfolio securities to brokers or dealers or other financial institutions. Such loans will not exceed 33 1/3% of the Fund's total assets, taken at value. For a discussion of the risks associated with lending portfolio securities, see 'Additional Investment Activities and Risk Factors -- Loans of Portfolio Securities.'

For a description of repurchase agreements and their associated risks, see 'Additional Investment Activities and Risk Factors -- Repurchase Agreements.'

As a hedge against either a decline in the value of securities included in the Fund's portfolio or against an increase in the price of securities which it plans to purchase or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Fund may use all of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the Commodity Futures Trading Commission ('CFTC') and the federal income tax requirements applicable to regulated investment companies. See 'Additional Investment Activities and Risk Factors -- Derivatives' and the Statement of Additional Information for a description of these strategies and of certain risks associated therewith.

The foregoing investment policies and activities, other than the Investors Fund's investment objectives are not fundamental policies and may be changed by vote of the Board of Directors without the approval of shareholders.

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                                    ADDITIONAL INVESTMENT ACTIVITIES
                                    AND RISK FACTORS

FOREIGN SECURITIES. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. Moreover, brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.

Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. For a further discussion of certain risks involved in investing in foreign securities, particularly of emerging market issuers, see 'Additional Information on Portfolio Instruments and Investment
Policies -- Foreign Securities' in the Statement of Additional Information.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES. The Investors Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the

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                        SALOMON BROTHERS VARIABLE SERIES

agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

WARRANTS. The Investors Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

REPURCHASE AGREEMENTS. The Investors Fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price.

The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of SBAM based on guidelines established by the Board of Directors, are deemed creditworthy. SBAM will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, the Fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a Fund.

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS. The Investors Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund was to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are 'restricted' may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might

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                    SALOMON BROTHERS VARIABLE SERIES

have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described in the Statement of Additional Information, the Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by recently adopted Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the Fund's 15% limitation on investments in illiquid securities. Rule 144A is a recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in the Fund's portfolio. SBAM, under the supervision of the Board of Directors, is responsible for monitoring the liquidity of Rule 144A securities and the selection of such securities. The Board of Directors periodically reviews purchases and sales of such securities.

FIXED-INCOME SECURITIES. To the extent that a portion of the Fund's portfolio is invested in fixed-income securities, changes in market yields will affect the Fund's net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the Fund may from time to time invest in fixed-income securities, the net asset value of the Fund's shares may change as general levels of interest rates fluctuate. See
'Additional Information on Portfolio Instruments and Investment Policies -- Fixed Income Securities' in the Statement of Additional Information.

HIGH YIELD SECURITIES. Medium and low rated and comparable unrated 'high yield' securities, commonly known as 'junk bonds,' involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher rated securities.

Under rating agency guidelines, medium-and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or are in default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund's shares.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. This relative illiquidity may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments, may

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                   SALOMON BROTHERS VARIABLE SERIES

adversely affect the Fund's net asset value per share and may limit the ability of such a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher rated securities. In addition, such securities present a higher degree of credit risk. See 'Additional Information on Portfolio Instruments and Investment Policies -- High Yield Securities' in the Statement of Additional Information.

LOANS OF PORTFOLIO SECURITIES. The Investors Fund may lend portfolio securities to generate income. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Fund lent has increased, the Fund could experience a loss. The value of securities loaned will be marked to market daily. Any securities that the Fund may receive as collateral will not become a part of its portfolio at the time of the loan. In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest. The Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund may be invested in securities in which the Fund is permitted to invest. Portfolio securities purchased with cash collateral are subject to possible depreciation. Voting rights may pass with the lending of portfolio securities. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker.

INVESTMENT FUNDS. The Investors Fund may invest in unaffiliated investment funds which invest principally in securities in which the Fund is authorized to invest. Under the 1940 Act, the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company and a Fund may not purchase more than 3% of the outstanding voting stock of such investment company. To the extent the Fund invests in other investment funds, the Fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The Fund's investment in certain investment funds will result in special U.S. Federal income tax consequences described below under 'Taxation.'

BORROWING. The Investors Fund may borrow in certain limited circumstances. See 'Investment Limitations.' Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the investment manager's strategy and the

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                       SALOMON BROTHERS VARIABLE SERIES

ability of the Fund to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the 'Code') in order to provide 'pass-though' tax treatment to shareholders. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense.

DERIVATIVES. The Investors Fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Over time, however, techniques and instruments may change as new instruments and strategies are developed or regulatory changes occur.

Subject to the constraints described above, the Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, currencies, futures contracts, indices and other financial instruments, and the Fund may enter into interest rate transactions, equity swaps and related transactions, invest in indexed debt securities and other similar transactions which may be developed to the extent the investment manager determines that they are consistent with the Fund's investment objectives and policies and applicable regulatory requirements (collectively, these transactions are referred to in this Prospectus as 'Derivatives'). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Fund's income or gain. The Fund may use any or all types of Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Derivative will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Derivatives successfully will depend on numerous factors including the investment manager's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's portfolio securities. The Investors Fund is not a 'commodity pool' (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that the Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The use of

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
                      SALOMON BROTHERS VARIABLE SERIES

certain Derivatives in certain circumstances will require that the Fund segregate liquid assets to the extent the Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of Derivatives will reduce the Fund's net asset value, and possibly income. Use of put and call options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell.
The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the Derivative will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs and the losses may be significantly greater than if Derivatives had not been used. Additional information regarding the risks and special considerations associated with Derivatives appears in the Statement of Additional Information.

The degree of the Fund's use of Derivatives may be limited by certain provisions of the Code. See 'Taxation.'

--------------------------------------------------------------------------------
                                    INVESTMENT LIMITATIONS

The following investment restrictions and those described in the Statement of Additional Information are fundamental policies applicable to the Investors Fund which may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Except for the investment restrictions set forth below and in the Statement of Additional Information and the Fund's investment objectives, the other policies and percentage limitations referred to in this Prospectus and in the Statement of Additional Information are not fundamental policies of the Fund and may be changed by the Fund's Board of Directors without shareholder approval.

If a percentage restriction on investment or use of assets set forth in this Prospectus or in the Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

The Investors Fund may not:

(1) purchase securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to this restriction and provided that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund;

(2) borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10% of the value of the total assets of the Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that the Fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as the Fund while such borrowings are outstanding); or

(3) invest more than 25% of the total assets of the Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the Fund), provided, however, that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as the Fund.

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----------------------------------------------------------------------
                                    MANAGEMENT

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to SBAM, the Fund's investment manager and administrator.

The Statement of Additional Information contains general background information regarding each director and executive officer of the Fund.

INVESTMENT MANAGER

The Fund retains SBAM, a wholly owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly owned by Salomon Smith Barney Holdings, Inc., which is in turn wholly owned by Travelers Group Inc. ('Travelers'), as its investment manager under an investment management contract. SBAM was incorporated in 1987 and together with SBAM affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment advisory services to various individuals and institutional clients located throughout the world, and serves as investment adviser to various investment companies. As of December 31, 1997, SBAM and such affiliates managed approximately $26 billion of assets. In providing advisory services, SBAM has access to hundreds of affiliated economists and mortgage, bond, sovereign and equity analysts. Michael S. Hyland serves as President of SBAM. SBAM's business offices are located at 7 World Trade Center, New York, New York 10048.

Allan R. White III is a Managing Director of Salomon Brothers Inc ('Salomon Brothers') and SBAM and is primarily responsible for the day-to-day management of the Investors Fund. Since 1989 he has been a Vice President of SBAM. Prior to 1989 he was a Vice President at The First Boston Corporation. Mr. White is also Executive Vice President and portfolio manager for the Salomon Brothers Investors Fund Inc, as well as The Salomon Brothers Fund Inc. Mr. White is assisted in the management of the Investors Fund by John B. Cunningham. Mr. Cunningham has been a Vice President of SBAM since 1995. Prior to that time, Mr. Cunningham was an Associate in the Investment Banking Group of Salomon Brothers.

Subject to policy established by the Board of Directors, which has overall responsibility for the business and affairs of the Fund, SBAM manages the investment and reinvestment of the Fund's assets pursuant to the management contract. SBAM also furnishes office space, personnel and certain facilities required for the performance by SBAM of certain additional services provided by it to the Fund under the applicable management contract, including SEC compliance, supervision of Fund operations and certain administrative and clerical services, and pays the compensation of the Fund's officers, employees and directors affiliated with SBAM. Except for the expenses paid by SBAM that are described herein, the Fund bears all costs of its operations.

As compensation for its services, the Investors Fund pays SBAM a monthly fee at an annual rate of .70% of the Fund's average daily net assets. For the 1998 fiscal year, SBAM has voluntarily agreed to impose an expense cap on total Fund operating expenses (exclusive of taxes, interest and extraordinary expenses such as

                        SALOMON BROTHERS VARIABLE SERIES

litigation and indemnification expenses) at 1.00%.

SBAM may waive all or part of its fee from time to time in order to increase the Fund's net investment income available for distribution to shareholders. The Fund will not be required to reimburse SBAM for any advisory fees waived. In addition, Participating Insurance Companies that purchase the Fund's shares may perform certain administrative services relating to the Fund and SBAM may pay those companies for such services.

The services of SBAM are not deemed to be exclusive, and nothing in the relevant agreements will prevent either of them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers (the 'NASD'), and subject to seeking the most favorable price and execution available, the investment manager may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund. The Fund may use Salomon Brothers, other broker-dealer subsidiaries of Travelers and their affiliates to execute portfolio transactions when the investment manager believes that the broker's charge for the transaction does not exceed the usual and customary levels charged by other brokers in connection with comparable transactions involving similar securities. See the Statement of Additional Information for a more complete description of the Fund's policies with respect to portfolio transactions.

DISTRIBUTOR

Salomon Brothers, located at 7 World Trade Center, New York, New York 10048, serves as the Investors Fund's distributor. Salomon Brothers, a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, is also one of the largest securities dealers in the world and a registered broker-dealer. Salomon Brothers, along with other broker-dealer subsidiaries of Travelers, makes markets in securities and provides a broad range of underwriting, research, and financial advisory services to governments, international corporations, and institutional investors. Salomon Brothers and other affiliated broker-dealers from time to time may receive fees from the Fund in connection with the execution of portfolio transactions on behalf of the Fund.

ADMINISTRATOR

The Investors Fund employs SBAM under an administration agreement to provide certain administrative services to the Fund.

The services provided by SBAM under the administration agreement include certain accounting, clerical and bookkeeping services, Blue Sky reports, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC. For its services as administrator, the Fund pays SBAM a fee, calculated daily and payable monthly, at an annual rate of
 .05% of the Fund's aggregate average daily net assets. SBAM has delegated its responsibilities under the administrative agreement to one of its affiliates.

EXPENSES

The Investors Fund's expenses include taxes, interest, fees and salaries of the directors and officers who are not directors, officers or employees of the Fund's service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian, transfer agent and dividend disbursing agent, certain insurance premiums, outside

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
                    SALOMON BROTHERS VARIABLE SERIES

auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

-------------------------------------------------------------------------
                                    DETERMINATION
                                    OF NET ASSET VALUE

For the purpose of pricing purchase and redemption orders, the net asset value per share of the Investors Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE. Such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively. Net asset value per share of the Fund is calculated by dividing the value of the Fund's securities and other assets, less the liabilities, by the number of shares outstanding. In calculating net asset value, all portfolio securities will be valued at market value when there is a reliable market quotation available for the securities and otherwise pursuant to procedures adopted by the Fund's Board of Directors. Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Directors. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. In valuing the Fund's assets, any assets or liabilities initially expressed in terms of a foreign currency are converted to U.S. dollar equivalents at the then current exchange rate. Corporate actions by issuers of foreign securities held by the Fund, such as payment of dividends or distributions, are reflected in the net asset value on the ex-dividend date therefor, except that such actions will be so reflected on the date the Fund is actually advised of the corporate action if subsequent to the ex-dividend date. Further information regarding the Funds' valuation policies is contained in the Statement of Additional Information.

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
------------------------------------------------------------------------
    PARTICIPATING INSURANCE COMPANIES
    AND PLANS

Variable Series Funds is a funding vehicle for VA contracts and VLI policies to be offered by separate accounts of Participating Insurance Companies and for Plans. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies for which the Fund assumes no responsibility, and the Plans are described in the relevant Plan documents for which the Fund assumes no responsibility. Variable Series Funds currently does not foresee any disadvantages to the holders of VA contracts and VLI policies or Plan Participants arising from the fact that the interests of the holders of such policies and such Plan Participants may differ in the future due to differences in tax treatment of variable products and Plans or other tax considerations.

Nevertheless, the Variable Series Funds' Board of Directors intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of the Fund's assets which could adversely affect the Fund's net asset value per share.

Individual VA contract holders and VLI policy holders and Plan Participants are not the 'shareholders' of the Fund. Rather, the separate accounts of Participating Insurance Companies and the Plans are the shareholders. However, the Participating Insurance Companies have informed the Fund that they will pass through voting rights to their VA contract and VLI policy holders. Plans will vote shares as required by applicable law and governing plan documents.

--------------------------------------------------------------------------------
                                    PURCHASE OF SHARES

Shares of the Fund are sold at net asset value to the separate accounts of Participating Insurance Companies and to Plans. Individuals may not place orders directly with the Fund. See the prospectus of the separate account of the Participating Insurance Company or the relevant Plan documents for more information on the purchase of Fund shares and with respect to the availability for investment in the Fund. There are no sales commissions or redemption charges; however, other charges may apply to the variable annuity contracts or life insurance policies or Plans. The Fund does not issue share certificates.

Purchase orders will be effected at the net asset value of the Fund determined on the business day received if the orders are received by such Fund through First Data Investor Services Group, Inc. ('Investor Services Group' or the 'Transfer Agent') in proper form and in accordance with the

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
                        SALOMON BROTHERS VARIABLE SERIES

applicable requirements prior to the close of regular trading on the NYSE on any day that the Fund calculates its net asset value and the Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on such business day in accordance with applicable requirements. Otherwise, the orders will be priced as of the time the net asset value is next determined. It is each Plan and Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract or VLI policy holders and Plan Participants should refer to the prospectus for their contracts or policies or Plan documents in this regard.

The Fund reserves the right to reject any purchase order in whole or in part.

--------------------------------------------------------------------------------
                                    REDEMPTION OF SHARES

Fund shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies and the Plans. Individuals may not place redemption orders directly with the Fund. Redemption requests will be effected at the net asset value of the Fund next determined after receipt of redemption instructions by such Fund in proper form and in accordance with applicable requirements. It is the responsibility of the Participating Insurance Company to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders and Plan Participants should consult their Participating Insurance Company or Plan in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Fund's then-current net asset value. No charges are imposed by the Fund when shares are redeemed.

Payment of redemption proceeds may be made in securities, subject to regulation by some state securities commissions. Payment of the redemption price will be made within seven days after receipt of the redemption instructions in good order (or such shorter time period as may be required), but the Fund may suspend the right of redemption during any period when: (i) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closings; (ii) the SEC has by order permitted such suspension; or (iii) an emergency exists, as defined by rules of the SEC, making disposal of portfolio securities or determination of the value of the net assets of the Fund not reasonably practicable.

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
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                                    PERFORMANCE INFORMATION

From time to time, the Investors Fund may advertise its standardized and nonstandardized 'average annual total return' over various periods of time. Total return figures show the average annual percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund.

Standardized total return is calculated in accordance with the SEC's formula. Nonstandardized total return differs from the standardized total return only in that it may relate to a nonstandard period or is presented in the aggregate rather than as an annual average.

Total return figures will be given for the most current one-, five- and ten-year periods, or the life of the Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering average total return figures for periods longer than one year, it is important to note that the total return for any one year in the period might have been greater or less than the average for the entire period. 'Aggregate total return' figures may be used for various periods, representing the cumulative change in value of an investment in Fund shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate total return may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in the value of initial investment, income dividends and capital gains distributions).

Furthermore, in reports or other communications to shareholders or in advertising materials, performance of Fund shares may be compared with that of other mutual funds or classes of shares of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications, including, but not limited to, Bank Rate Monitor, Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, ICB Donaghue's Money Fund Report, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. Performance figures are based on historical earnings and are not intended to indicate future performance. See 'Performance Data' in the Statement of Additional Information.

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                                    DIVIDENDS AND DISTRIBUTIONS

The Investors Fund will declare dividends from net investment income annually and will pay such dividends annually. Net investment income is a Fund's investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding any net realized capital gains. For the purpose of calculating dividends, net investment income shall consist of interest earned, which includes, where applicable, any discount accreted or premium amortized to the date of maturity, minus estimated expenses.

Shares of the Fund are entitled to dividends declared beginning on the day after the purchase order is received in good order.

Dividends are determined in the same manner and are paid in the same amount for each Fund share.

Net realized short-term capital gains of the Fund, if any, will be distributed whenever the Directors determine that such distributions would be in the best interest of shareholders, but in any event at least once a year. The Fund distributes annually any net realized long-term capital gains from the sale of securities (after deducting any net realized losses that may be carried forward from prior years).

If, for any full fiscal year, the Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions generally will be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.

Dividend and/or capital gains distributions will be reinvested automatically in additional shares of the Fund at the applicable net asset value per share and such shares will be automatically credited to a shareholder's account, unless a shareholder elects to receive either dividends or capital gains distributions in cash.

----------------------------------------------------------------
                                    TAXATION

FEDERAL INCOME TAX MATTERS. The Investors Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code. If it so qualifies, the Fund will not be subject to U.S. federal income taxes on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of the Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. If in any year the Fund fails to qualify as a regulated investment company, the Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain additional distribution requirements upon requalification.

The Fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income and to alternative minimum tax (currently at a maximum rate of 28%) on alternative minimum taxable income.

The Fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, the Fund intends to make sufficient distributions to avoid the application of both the corporate income and excise taxes.

DIVIDENDS. Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends paid from net investment income generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net capital gain which are designated as 'capital gain dividends' generally are taxable as long-term capital gain whether received in cash or reinvested in additional shares. Since the Funds' shareholders are the separate accounts of Participating Insurance Companies and the Plans, no discussion is included herein as to the federal income tax consequences to VA contract holders, VLI policy holders and Plan Participants. For information concerning the federal income tax consequences to such holders, see the prospectus for such contract or policy or the applicable Plan documents.

DIVERSIFICATION. Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be 'adequately diversified' as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts and VLI policies. Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements. If the Investors Fund satisfies certain conditions, a segregated asset account owning shares of the Fund will be treated as owning the account's proportionate share of each of the assets of the Fund. The Fund intends to satisfy these conditions so that the shares of the Fund owned by a segregated asset account of a Participating Insurance Company will be treated as adequately diversified.

Participating Insurance Companies and Plans should consult their tax advisers regarding specific questions as to Federal, state or local taxes.

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
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                                    ACCOUNT SERVICES

Shareholders of the Fund are kept informed through semi-annual reports showing current investments and other financial data for such Fund. Annual reports for the Fund include audited financial statements.

-----------------------------------------------------------------------
                                    CAPITAL STOCK

The Variable Series Funds was incorporated in Maryland on October 1, 1997. The authorized capital stock of the Variable Series Funds consists of 10,000,000,000 shares having a par value of $.001 per share. Pursuant to the Variable Series Funds' Articles of Incorporation and Articles Supplementary, the Directors have authorized the issuance of seven series of shares, each representing shares in one of seven separate investment portfolios; namely, the Investors Fund, Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The assets of each investment portfolio are segregated and separately managed. The Variable Series Funds' Board of Directors may, in the future, authorize the issuance of additional classes of capital stock representing shares of additional investment portfolios. As of the date of this Prospectus, SBAM owns substantially all the shares of each Fund and consequently is deemed to be a 'control person,' as defined in the 1940 Act, of each Fund.

Although each Fund is offering only its own shares, it is possible that a Fund could become liable for a misstatement in this Statement of Additional Information about another investment portfolio.

All shares of each investment portfolio have equal voting rights and will be voted in the aggregate, and not by series, except where voting by series is required by law or where the matter involved affects only one series. Pursuant to current interpretations of the 1940 Act, the Fund anticipates that each Participating Insurance Company will solicit voting instructions from VA contract and VLI policy owners with respect to any matters that are presented to a vote of shareholders, and will vote shares in proportion to the voting instructions received. Plans will vote shares as required by applicable law and governing Plan documents. All shares of each Fund will, when issued, be fully paid and nonassessable. Under the corporate law of Maryland, the state of incorporation of the Variable Series Funds and the By-Laws of each of the Variable Series Funds, the Variable Series Fund is not required and does not currently intend to hold annual meetings of shareholders for the election of directors except as required under the 1940 Act. A more complete statement of the voting rights of shareholders is contained in the Statement of Additional Information.

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
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                                    APPENDIX A:
                               DESCRIPTION OF RATINGS

A DESCRIPTION OF THE RATING POLICIES OF MOODY'S AND S&P WITH RESPECT TO BONDS AND COMMERCIAL PAPER APPEARS BELOW.

MOODY'S CORPORATE BOND RATINGS

Aaa -- Bonds which are rated 'Aaa' are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated 'A' possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated 'B' generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated 'Ca' represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated 'C' are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers '1', '2' and '3' to certain of its rating classifications. The modifier '1' indicates that the security ranks in the higher end of

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                    SALOMON BROTHERS VARIABLE SERIES

its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P's CORPORATE BOND RATINGS

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA -- Bonds rated 'AA' also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from 'AAA' issues only in small degree.

A -- Bonds rated 'A' have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Bonds rated 'BBB' are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher-rated categories.

BB-B-CCC-CC-C -- Bonds rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- Bonds rated 'CI' are income bonds on which no interest is being paid.

D -- Bonds rated 'D' are in default. The 'D' category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The 'D' rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS

PRIME-1 -- Issuers (or related supporting institutions) rated 'Prime-1' have a superior ability for repayment of senior short-term debt obligations. 'Prime-1' repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 -- Issuers (or related supporting institutions) rated 'Prime-2' have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization

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                SALOMON BROTHERS VARIABLE SERIES

characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

PRIME-3 -- Issuers (or related supporting institutions) rated 'Prime-3' have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME -- Issuers rated 'Not Prime' do not fall within any of the Prime rating categories.

S&P's COMMERCIAL PAPER RATINGS

A -- S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. The four categories are as follows:

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Like higher-rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by the Investors Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Fund's investment manager will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's, or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                                                        PAGE A-3



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DISTRIBUTOR
Salomon Brothers Inc
7 World Trade Center
New York, New York 10048

INVESTMENT MANAGER
Salomon Brothers Asset
 Management Inc
7 World Trade Center
New York, New York 10048

CUSTODIAN
PNC Bank, N.A.
Airport Business Center
International Court 2
200 Stevens Drive
Lester, Pennsylvania 19113

DIVIDEND DISBURSING AGENT
First Data Investors Services Group, Inc.
P.O. Box 5127
Westborough, Massachusetts 01581-5127

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017


NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND, THE DISTRIBUTOR OR THE INVESTMENT MANAGER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

             -----------------------------------------------
                       SALOMON BROTHERS ASSET MANAGEMENT
                 -----------------------------------------------



                           STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as....................................`D'





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